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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April  20, 2005
                                                 ---------------
                              Metaldyne Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    001-12068                 38-2513957
          --------                    ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

47659 Halyard Drive, Plymouth, Michigan                            48170
---------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (734) 207-6200
                                                   --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

As of April 20, 2005, Richard Manoogian formally notified the Company that he would resign from, and not stand for re-election to, the Board of Directors of
Metaldyne Corporation. Mr. Manoogian's resignation from the Board of Directors is effective May 4, 2005.

           POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
         INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND
         UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Metaldyne Corporation
                                           -------------------------
                                                  (Registrant)

Date    April 25, 2005
     -----------------------
                                             /s/ Jeffrey M. Stafeil
                                           -------------------------
                                                  (Signature)*

*Print name and title of the signing officer under his signature.
                                           Name: Jeffrey M. Stafeil
                                           Title: Executive Vice President and
                                                  Chief Financial Officer